UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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2020 ChinaCap Acquirco, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS

April 14, 2008

Dear Shareholder:

You are cordially invited to attend the 2008 Annual Meeting of Shareholders of 2020 ChinaCap Acquirco, Inc., which is to be held at the offices of Seyfarth Shaw LLP at 620 Eighth Avenue, New York, New York, on May 6, 2008 at 9:00 a.m. At the Meeting, you will be asked to elect three directors to serve three year terms and to act on a proposal to ratify the appointment of Grobstein, Horwath & Company, LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to promptly vote and submit your proxy by signing, dating, and returning your proxy card. Beneficial owners of shares held in street name should follow the instructions in the proxy statement for voting their shares. If you are a record holder and you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Sincerely,

/s/ George Lu
George Lu Chairman, Chief Executive Officer and President

2020 ChinaCap Acquirco, Inc.

221 Boston Post Road East

Marlborough, Massachusetts 01752

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Meeting”) of 2020 ChinaCap Acquirco, Inc. (the “Company”) will be held at the offices of Seyfarth Shaw LLP at 620 Eighth Avenue, New York, New York, on Tuesday, May 6, 2008 at 9:00 a.m. Eastern Daylight Time. Shareholders who desire to attend the Meeting should indicate such attendance by marking the appropriate box on your proxy card. Persons who do not indicate attendance at the Meeting by proxy will be required to present acceptable proof of stock ownership to attend the Meeting. All shareholders must furnish personal photo identification for admission to the Meeting.

The Meeting will be held for the following purposes:

(1)	To elect three directors to serve three year terms;

(2)	To act on a proposal to ratify the appointment of Grobstein, Horwath & Company LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year; and

(3)	To act upon such other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting.

Only holders of shares of Common Stock of record at the close of business on March 27, 2008 are entitled to notice of and to vote at the Meeting and at any and all adjournments or postponements thereof.

By Order of the Board of Directors,

/s/ Michel Feldman
Michel Feldman Corporate Secretary

April 14, 2008

PROXY STATEMENT

The 2020 ChinaCap Acquirco, Inc. Board of Directors is soliciting proxies for the 2008 Annual Meeting. You may revoke your proxy at any time prior to voting at the meeting by submitting a later dated proxy or by giving timely written notice of your revocation to the Secretary of the Company. Proxies properly executed and received by the Secretary prior to the meeting, and not revoked, will be voted in accordance with the terms of the proxies.

Registered shareholders and participants in plans holding shares of the Company’s Common Stock may vote by completing, signing and dating the proxy card and returning it as promptly as possible. We, the Company, will pay all of the costs associated with this proxy solicitation. Proxies may be solicited in person or by mail, telephone, telefacsimile or other means of electronic transmission by our directors, officers and employees. We will also reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding materials to the beneficial owners of the shares of our Common Stock.

If you desire to attend the 2008 Annual Meeting, you should indicate your intent to attend in person when voting by marking the appropriate box on the enclosed proxy card. If you do not indicate attendance at the meeting on the proxy, you will be required to present acceptable proof of stock ownership to attend. All shareholders who attend the meeting must furnish personal photo identification for admission. If your shares are not registered in your own name and you plan to attend the meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a proxy executed in your favor and bring it to the meeting in order to vote.

VOTING RIGHTS

We had 10,500,000 shares of Common Stock outstanding as of March 27, 2008 each having one vote. Only holders of the Company’s Common Stock of record at the close of business on March 27, 2008, will be entitled to vote. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions and shares held in street name, otherwise known as broker shares, voted as to any matter at the meeting will be included in determining the number of shares present or represented at the meeting. Broker shares that are not voted on any matter at the meeting will not be included in determining the number of shares present or represented at the meeting.

We are not aware of any matters that are to come before the meeting other than those described in this Proxy Statement; however, if other matters do properly come before the meeting, it is the intention of the persons named in the proxy card to vote such proxy in accordance with their best judgment.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the 2008 Annual Meeting, three directors are to be elected for terms of three years. Five other directors have been elected to terms that end in either 2009 or 2010, as indicated below. The following pages set forth certain information concerning the nominees and the directors whose terms of office will continue after the meeting.

Proxies, unless otherwise specified, will be voted for the election of the nominees listed to serve as directors. The election of each nominee for director requires a plurality of the votes cast in the election of directors. If, at the time of the meeting any nominee should be unavailable to serve as a director, it is intended that votes will be cast, in accordance with the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors, or the Board of Directors may reduce the number of directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

Nominees for Election for Terms Expiring in 2011

Jun Lei has been a member of our Board of Directors since January 2007. Since October 1998, Mr. Lei has served as President and a director of Kingsoft Corporation, a China-based software and online games company. From January 1992 to October 1998, Mr. Lei served in various capacities at Kingsoft including general manager and software developer. From April 2000 to March 2005 Mr. Lei served as founder and chairman of Joyo.com, a China-based e-commerce company, which, during his tenure, was sold to Amazon.com. Since November 2003, Lei has served as on the Board of Directors of Wuhan University. In addition, Mr. Lei is active in private investments and currently serves as director or advisor in privately-held companies that he founded or invested in individually or on behalf of syndications, including joint investments with Mr. Lu. Mr. Lei received a B.S. from Wuhan University.

Meng Ann Lim has been a member of our Board of Directors since March 2008. Since July 2007, Mr. Lim has served as Partner and Head of China for Actis Capital LLC, which is a leading private equity firm focused on emerging markets, primarily China, India and Africa. From September 1997 to July 2007, Mr. Lim served at GIC Special Investments Pte. Ltd. in various capacities, the last of which was Executive Vice President and Head of China. From January 1996 to September 2006, Mr. Lim served at GIC Special Investments Pte. Ltd. (GIC SI) in various capacities, the last of which was Senior Vice President. GIC SI is the private equity arm of the Government of Singapore Investment Corp. Pte. Ltd., which manages the long-term reserves of the Government of Singapore. It is one of the largest private equity investors in the world. While at GIC SI, Mr. Lim invested and managed GIC SI’s investments in many sectors in China including manufacturing and industrial, semiconductors, consumer products, technology and financial institutions. Between September 1993 and September 1997, Mr. Lim served at the International Finance Corporation where he was an Investment Officer of the Asia division. Mr. Lim is a Non-Executive Director of Li Ning Company, a position he held since July 2003. Mr. Lim received a MBA from Strathclyde University, Scotland and a B. Eng (First Class Honour) from University of London.

Dr. Jianming Yu has been a member of our Board of Directors since January 2007. Since June 2005, Dr. Yu has served as Chief Executive Officer of New Horizon Fund, a private equity fund which he co-founded. From December 2004 to June 2005, Dr. Yu served as general manager of Beijing Xuan Da Investment Company Ltd. From September 2003 to March 2005, Dr. Yu served as Chief Executive Officer and a director of Beijing Rui Feng Trust and Investment Co. Ltd. From May 2002 to August 2003, Dr. Yu served as Chief Executive Officer of Beijing Qi Jie Yuan Medicine Co. Ltd. From October 2000 to May 2002, Dr. Yu served as a consultant at McKinsey and Company. Dr. Yu received a B.S. with highest distinction from Tsinghua University, a PhD in Cell Biology from Harvard University and an MBA in Marketing and Finance from Kellogg School of Management, Northwestern University.

The Board of Directors recommends that the shareholders vote FOR the nominees set forth above.

Incumbent Directors Whose Terms Expire in 2010

G. George Lu has been our Chairman of the Board, Chief Executive Officer and President since our inception in August 2006. Since November 1997, Mr. Lu has been the President of Surfmax Corporation, a company focused on investments in private companies based in China, which he founded. From January 1998 to July 1999, Mr. Lu served as a founding executive and the Chief Technology Officer of uBid, Inc., a US based online auction company which conducted its initial public offering on NASDAQ in December 1998. Since its inception in December 2004, Mr. Lu has served as Vice Chairman of Xingda International Holdings Limited, a manufacturer of tire steel reinforcement material in China that is publicly traded on the Stock Exchange of Hong Kong Limited. Mr. Lu serves as Chairman of the International Development and Investment Committee, a member of the Nomination Committee and a member of the Executive Committee. Mr. Lu also currently serves as a director of Kingsoft Corporation, a China-based software and online games company. Mr. Lu serves as

Chairman of the Nominating Committee and as a member of the Audit Committee of Kingsoft. In addition, Mr. Lu served or currently serves as officer, director or advisor in privately-held companies that he founded or invested in individually or, in certain instances, on behalf of Surfmax. Mr. Lu received a B.S. from Huazhong Normal University in Wuhan, China, and a M.S. from the University of Memphis.

Louis F. Koo has been our Vice Chairman, Chief Financial Officer, Treasurer and Principal Accounting Officer since January 2007. Since October 2002, he has been a managing director of Hercules Capital Limited, a financial advisory company focused on corporate finance, M&A, private equity and project financing services to Hong Kong and Chinese enterprises, which he founded. From September 2000 to May 2002, he was Chief Executive Officer of Silvernet Group Limited, a company jointly owned by an affiliate of China Construction Bank and Warburg Pincus focusing on investing in technology enabled companies in China. From November 1989 to August 2000 he was managing director and head of corporate finance of ABN Amro Asia Corporate Finance Limited. Mr. Koo currently serves on the board of the following publicly-traded companies on the Stock Exchange of Hong Kong Limited: Weichai Power Company, Li Ning Company, China Communications Construction, Xingda International Holdings Limited, Midland Holdings, Midland IC&I, Maxitech International Holdings and Good Friend International; and chairs the Audit Committee of each of these companies. Mr. Koo is a Hong Kong Securities and Futures Commission registered Investment Adviser and a Member of Hong Kong Institute of Certified Public Accountants. Mr. Koo received a B.S. from the University of California, Berkeley.

Yuxiao Zhang has been Executive Director and Vice President—Business Development since January 2007. Since January, 2000 Mr. Zhang has been Chief Financial Officer of Jiangsu Xingda, the predecessor of Xingda International and Chief Financial Officer and Executive Director of Xingda International Holdings Limited since inception. He also serves as Chairman of the Executive Committee and member of the International Development and Investment Committee. Mr. Zhang played a pivotal role in the reorganization, management transformation and IPO of Xingda International. From December 1994 to December 1999 he was Vice President of Clemente Capital Asia Limited in which position he personally visited hundreds of companies in China assessing them for potential investments. Prior to that, he worked for Cathay Fund, which invested in Chinese companies. Mr. Zhang received a B.S. from Fudan University.

Incumbent Directors Whose Terms Expire in 2009

William Hsu has been a member of our Board of Directors since January 2007. Since January 2007, Mr. Hsu has served as general partner of CDH Venture Capital Management Company, which manages a venture capital fund that invests primarily in China. From January 1996 to September 2006, Mr. Hsu served at GIC Special Investments Pte. Ltd. (GIC SI) in various capacities, the last of which was Senior Vice President. GIC SI is the private equity arm of the Government of Singapore Investment Corp. Pte. Ltd., which manages the long-term reserves of the Government of Singapore. It is one of the largest private equity investors in the world. While at GIC SI, Mr. Hsu invested and managed GIC SI’s investments in many sectors in China including manufacturing and industrial, semiconductors, consumer products, technology and financial institutions. Mr. Hsu received a B.S. and a M.S. from the University of California, Berkeley.

William Sharp has been a member of our Board of Directors since January 2007. Since 2001, Mr. Sharp has served as President of Global Industrial Consulting, a consulting firm. Since 1998, Mr. Sharp has been a director of Ferro Corp, a New York Stock Exchange listed company that produces performance materials where he serves as chairman of the Audit Committee and as a member of the Compensation Committee and the Finance Committee. From 1964 to 2000, Mr. Sharp served at Goodyear Tire and Rubber Company in various capacities, including President of the North American Tire division, President of the Global Support Operations and President of its Europe, Middle East and Africa division. Since August 2005, Mr. Sharp has been a director of Xingda International Holdings Limited where he serves as Chairman of the Compensation and Management Development Committee and a member of the Audit Committee. Mr. Sharp has actively advised leading global private equity investors in their investments in China including GIC. Mr. Sharp received a B.S. from Ohio State University.

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Grobstein, Horwath & Company LLP (“Grobstein, Horwath”), independent registered public accountants, served as the Company’s independent auditors during the fiscal year ended December 31, 2007, and the Audit Committee has selected them to serve as the Company’s independent auditors for the current fiscal year. Services provided to the Company by Grobstein, Horwath for the 2007 fiscal year are described in “Audit Information-Fees of Independent Registered Public Accountants.” Representatives of Grobstein, Horwath will be present at the meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Although shareholder ratification is not required by the Company’s Bylaws or otherwise, the Board of Directors is requesting that shareholders ratify the selection of Grobstein, Horwath as the Company’s independent registered public accountants to make an examination of the financial statements of the Company for the 2008 fiscal year. If shareholders do not ratify the selection of Grobstein, Horwath at the meeting, the Audit Committee will consider the vote in making its selection of the Company’s independent auditors for the 2009 fiscal year; however, because of the expense and difficultly in changing independent auditors after the beginning of a year, the Audit Committee does not expect to make a change in the appointment of auditors for the 2008 fiscal year unless the Audit Committee finds other reasons for making a change.

A majority of the votes cast by holders of Common Stock is required for the ratification of the appointment of Grobstein, Horwath as the Company’s independent registered public accountants for the 2008 fiscal year.

The Board of Directors recommends that the shareholders vote FOR Proposal Two.

STOCK OWNERSHIP

Principal Shareholders

The following table sets forth certain information with respect to the beneficial ownership of shares of the Company’s Common Stock by each person or group, according to the most recent Schedule 13G filed with the Securities and Exchange Commission or otherwise known to us, to beneficially own more than 5% of the outstanding shares of such stock.

Name and Address of Beneficial Owner	Number of Shares[1]	Percent of Class[2]

2020 International Capital Group Limited(3) 2020 Strategic Investments, LLC(3) 221 Boston Post Road East Suite 410 Marlborough, Massachusetts	1,312,504	12.5%

HBK Investments L.P. 300 Crescent Court, Suite 700 Dallas, Texas	549,963	5.24

QVT Financial LP 1177 Avenue of the Americas 9th Floor New York, New York	537,400	5.12%

Pacific Assets Management, LLC 100 Drakes Landing Suite 207 Greenbrae, California	706,900	6.73%

[1]	The numbers of shares of Common Stock of the Company are as shown in the filed Schedule 13G or Schedule 13D reviewed by the Company or as of the latest practicable date.
[2]	The percentages shown in the table are based on 10,500,000, which was the number of shares of Common Stock outstanding on March 27, 2008.
[3]

Includes 1,312,504 shares of common stock held by 2020 Strategic Investments, LLC, a Nevis company. 2020 International Capital Group Limited, a Cayman Islands company, has voting and dispositive power of the 1,312,504 shares directly owned by 2020 Strategic Investments, LLC as its sole manager. Mr. Lu, Mr. Koo, Mr. Zhang and Mr. Yu directly or indirectly own 49.99%, 10.0%, 10.0% and 10.0%, respectively of the common shares of 2020 International Capital Group Limited and they constitute all of the members of the management committee of 2020 International Capital Group Limited. The balance of the common shares of 2020 International Capital Group Limited are held by a trust organized under the laws of the Cayman Islands for which Mr. Koo serves as trustee. The trust is intended to serve as an equity incentive plan to provide equity compensation for persons who are subsequently employed by 2020 International Capital Group Limited by providing such persons with the opportunity to purchase common shares of 2020 International Capital Group Limited from the trust. None of our officers or directors are beneficiaries of this trust and none of the current shareholders of 2020 International Capital Group Limited may receive any economic benefit from the trust. Mr. Lu, Mr. Zhang and Mr. Yu disclaim any beneficial ownership of the shares owned by 2020 Strategic Investments, LLC. Pursuant to a advisory agreement with 2020 Strategic Investments, LLC, 2020 International Capital Group Limited will receive 100% of the profits generated by the 1,312,504 shares of common stock owned by 2020 Strategic Investments LLC in excess of a preferred return to Mr. Koo, the sole member of 2020 Strategic Investments, LLC, of $3,750 per year (the “Preferred Return”), effectively giving 2020 International Capital Group Limited an economic interest in the 1,3212,504 shares of common stock owned by 2020 Strategic Investments, LLC.

Directors and Executive Officers

The following table sets forth certain information with respect to:

•	the beneficial ownership of shares of the Company’s Common Stock by

•	each director and nominee,

•	each executive officer, and

•	all directors and executive officers as a group, and

•	the amount of deferred stock units held by each such person and group.

Name of Beneficial Owner	Number of Shares[1]	Percent of Class
Louis Koo[2]	1,382,816	13.17%
George Lu	726,433	6.92%
Yuxiao Zhang	201,562	1.92%
Jianming Yu	201,562	1.92%
William Hsu	70,312	*
William Sharp	70,312	*
Jun Lei	70,312	*
Meng Ann Lim	—	*
All directors and executive officers as a group (8 persons)	1,875,000	17.86%

*	Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.
[1]

The numbers of shares of Common Stock of the Company shown in the table are as of December 31, 2007, and the percentages shown in the table are based on the number of shares of Common Stock outstanding on March 27, 2008, which was 10,500,000

[2]	Includes 1,312,504 shares of common stock held by 2020 Strategic Investments, LLC, a company wholly owned by Mr. Koo.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that we disclose late filings of reports of stock ownership by 2020 ChinaCap Acquirco directors, executive officers and persons who own more than 10% of the Company’s Common Stock. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that the applicable Section 16(a) filing requirements were satisfied for transactions that occurred in 2007.

GOVERNANCE OF THE COMPANY

The Board of Directors directs the management of the business and affairs of the Company in accordance with the Delaware General Corporation Law and our Certificate of Incorporation and Bylaws. Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. Our corporate governance practices are summarized below.

Independence

The Board of Directors in its business judgment has determined that the following 4 of its 8 members are independent in compliance with the American Stock Exchange listing standards: William Hsu, Jun Lei, Meng Ann Lim and William Sharp. In reaching this conclusion, the Board of Directors considered that the Company and its subsidiaries conduct business and have other relationships with organizations of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Codes of Ethics

The Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and employees of the Company, including the Chairman and Chief Executive Officer and principal financial officers. The Codes address such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading.

Board and Committee Meeting Attendance

In 2007, there was one meeting of the Board of Directors. No directors attended fewer than 75% of the total aggregate number of meetings of the Board of Directors and of the committees on which he or she served.

Communications with Directors

Any director may be contacted by writing to him or her c/o the Secretary of the Company at the address set forth above. Communications to the non-management directors as a group may be sent to the Independent Directors c/o the Secretary of the Company at the same address. We promptly forward, without screening other than normal security procedures for all our mail, all correspondence to the indicated director or directors.

Committees of the Board

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling the oversight responsibility of the Board of Directors to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent registered public accounting firm and the performance of the internal audit function. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. The Committee operates under a written charter adopted by the Board of Directors in October 2007.

The members of the Audit Committee are Messrs. Sharp (Chairman), Hsu and Yu, all of whom, except for Mr. Yu, the Board of Directors in its business judgment has determined are independent as defined by regulations of the Securities and Exchange Commission and the American Stock Exchange listing standards. The Board of Directors also has determined that all of the Committee members are financially literate as defined by the American Stock Exchange listing standards and that Mr. Sharp qualifies as an audit committee financial expert as defined by regulations of the Securities and Exchange Commission.

The Audit Committee did not meet in 2007. For additional information regarding the Committee, see “Audit Information—Report of Audit Committee” on page 12 of this Proxy Statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Company’s Board of Directors and for developing and recommending corporate governance guidelines and policies for the Company. The Committee operates under a written charter last adopted by the Board of Directors in October 2007.

The members of the Nominating and Corporate Governance Committee are Messrs. Lei (Chairman), Hsu and Sharp, all of whom the Board of Directors in its business judgment has determined are independent as defined by the American Stock Exchange listing standards. The Committee did not meet in 2007.

Shareholders entitled to vote for the election of directors may submit candidates for consideration by the Nominating and Corporate Governance Committee if we, the Company, receive timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Committee. To be timely for the 2009 annual meeting, the notice must be received within the time frame set forth in “Proposals for 2009 Annual Meeting.” To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in Section 3.3 of the Company’s Bylaws, a printed copy of which is available to any shareholder at no cost upon written request to the Secretary of the Company at the address above.

The guidelines for selecting nominees, which are specified in the Nominating and Corporate Governance Committee Charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•

should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating and Corporate Governance Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The Nominating and Corporate Governance Committee does not distinguish among nominees recommended by shareholders and other persons.

Annual Meeting Attendance

We encourage members of the Board of Directors to attend the Annual Meeting of Shareholders.

EXECUTIVE AND DIRECTOR COMPENSATION

We do not provide our executives or our directors with any compensation in connection with their service to us. We plan to begin compensating our directors and officers following an acquisition.

Compensation Committee Report

The Compensation Committee Report has been omitted from the Company’s Proxy Statement because the Company did not pay any compensation during 2007 and does not intend to pay compensation if and until it completes a business combination.

Executive Compensation Committee

Meng Ann Lim, Chairman

William Hsu

William Sharp

Compensation Committee Interlocks and Insider Participation

All members of the Executive Compensation Committee are considered independent under the American Stock Exchange Listing Standards. Specifically, no members are employees or former employees of 2020 ChinaCap and no members had any relationship with us requiring disclosure under Item 404 of Regulation S-K. There are no compensation committee interlock relationships required to be disclosed under Item 407(e)(4)(iii) of Regulation S-K.

AUDIT INFORMATION

The following provides information about the Company’s independent registered public accountants and their relationship with the Company and the Audit Committee.

Fees of Independent Registered Public Accountants

The following table shows fees for professional services rendered by Grobstein, Horwath for the fiscal years ended December 31, 2007. The Company did not pay any fees for professional services to Grobstein, Horwath in the fiscal year ended December 31, 2006:

Type of Fees	Fees for fiscal 2007 ($)
Audit Fees[1]	81,000
Audit Related Fees[2]	11,000
Tax Fees[3]	1,600
All Other Services	0

[1]

Audit Fees represent fees billed in connection with the audit of the Company’s annual financial statements and for the review of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q as well as services normally provided in connection with statutory or regulatory filing.

[2]

Audit Related Fees represent fees billed for assurance and related services that are reasonably related to the review of the Company’s financial statements and not reported under the heading “Audit Fees.”

[3]	Tax Fees represent fees billed for tax compliance, tax advice and tax planning. During 2007, these services generally included tax assistance on specific matters.

Pre-Approved Services

The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services to be performed by the independent auditors. All such services, as described above, were pre-approved by the Audit Committee, which concluded that the provision by Grobstein, Horwath of the services not related to the annual audit and quarterly review of the Company’s financial statements was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Charter also authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

Report of the Audit Committee

The Audit Committee is composed of three directors, each of whom meets the independence and experience requirements for Audit Committee members set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, the rules and regulations of the American Stock Exchange and applicable law. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

•	establishing and maintaining the Company’s internal control over financial reporting;

•	assessing the effectiveness of the Company’s internal control over financial reporting as of the end of each year; and

•	the preparation, presentation and integrity of the Company’s consolidated financial statements.

The Company’s independent registered public accounting firm is responsible for:

•	performing an independent audit of the Company’s consolidated financial statements and the Company’s internal control over financial reporting;

•	expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles; and

•

expressing an opinion as to management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee is responsible for:

•

the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company; and

•	overseeing and reviewing the accounting and financial reporting processes of the Company.

In this context, the Audit Committee has met and held discussions with management and Grobstein, Horwath & Company LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2007 were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed these consolidated financial statements with management and Grobstein, Horwath & Company LLP, including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with Grobstein, Horwath & Company LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received the written disclosures and the letter from Grobstein, Horwath & Company LLP relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Grobstein, Horwath & Company LLP the firm’s independence from the Company.

In addition, the Audit Committee has discussed with management its assessment of the effectiveness of internal control over financial reporting and has discussed with Grobstein, Horwath & Company LLP its opinion as to both the effectiveness of the Company’s internal control over financial reporting and management’s assessment thereof.

Based upon its discussions with management and Grobstein, Horwath & Company LLP and its review of the representations of management and the report of Grobstein, Horwath & Company LLP to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Audit Committee

William Sharp, Chairman

William Hsu

Jianming Yu

Marlborough, Massachusetts

March 17, 2008

PROPOSALS FOR 2009 ANNUAL MEETING

Under the regulations of the Securities and Exchange Commission, if you desire to make a proposal to be acted upon at the 2009 Annual Meeting of Shareholders, you must deliver the proposal, in proper form, to the Secretary of the Company, no later than December 17, 2008, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that meeting. The address for the Secretary of the Company is 221 Boston Post Road East, Marlborough, Massachusetts 23060. The Company anticipates holding the 2009 Annual Meeting of Shareholders on May 5, 2009.

Our Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings. To nominate a candidate for director or to bring other business before a meeting, notice must be received by the Secretary of the Company (i) no later than March 7, 2009, and no earlier than February 5, 2008 or (ii) if the date of the 2009 Annual Meeting of Shareholders is changed and the shareholders learn of the change in date 70 or less days prior to the new date, no later than 10 days after such notice of the new meeting date. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefore, and other specified matters. Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company at the address set forth above.

PROXY

This Proxy will be voted as specified. If no specification is made, this Proxy will be voted IN FAVOR OF PROPOSALS 1 and 2.

1.	ELECTION OF DIRECTORS

Election of the directors listed below to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

FOR ALL NOMINEES LISTED BELOW: (EXCEPT AS MARKED TO THE CONTRARY BELOW):	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW:
☐	☐

(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)

01- Jun Lei

02 – Meng Ann Lim

03 – Dr. Jianming Yu

2.	APPOINTMENT OF AUDITORS

Ratification of the appointment of Grobstein, Horwath & Company, LLP as the company’s Independent Registered Public Accounting Firm for the 2008 fiscal year.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature	Signature	Date

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY

2020 CHINACAP ACQUIRCO, INC.

221 Boston Post Road East

Marlborough, Massachusetts 01752

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 6, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of 2020 ChinaCap Acquirco, Inc. hereby appoints and constitutes George Lu, Louis Koo and Michel J. Feldman, and each of them, the proxy or proxies of the undersigned with full power of substitution and revocation, for and in the name of the undersigned to attend the annual meeting of shareholders of the company to be held at the at the offices of Seyfarth Shaw LLP at 620 Eighth Avenue, New York, New York, on Tuesday, May 6, 2008 at 9:00 a.m. Eastern Daylight Time, and any and all adjournments of said meeting, and to vote all shares of stock of 2020 ChinaCap Acquirco, Inc., registered in the name of the undersigned and entitled to vote at said meeting upon the matters set forth below.

Management Recommends a VOTE “FOR” Items 1 and 2

(Continued, and to be marked, dated and signed, on the other side)